EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 3, 2000 included in Mothers Work, Inc.'s Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
March 26, 2001